UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

___________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) April 14, 2022

Alpine 4 Holdings, Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55205	46-5482689
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2525 E Arizona Biltmore Circle, Suite 237

Phoenix, AZ 85016

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

480-702-2431

(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

On April 14, 2022, Alpine 4 Holdings, Inc., a Delaware corporation (the “Company”) issued the following press release:

Alpine 4 Holdings Announces 2021 Financial Results

Phoenix, Ariz. – 04/14/2022 – Alpine 4 Holdings, Inc. (Nasdaq: ALPP), a leading operator and owner of small market businesses announced today its 2021 results and highlights.

Full year 2021 Consolidated Results and Highlights

•Consolidated revenues of $51.6 million, up 54.3% over 2020 with organic growth of 6.4%

•By the end of 2021, the Company had proforma revenue for 2022 in excess of $100 million.

•Total revenue backlog of $36.6 million as of 12/31/2021

•R&D expenditures $1.5 million

•Cash $3.7 million up from $278 thousand in 2020

•Capital expenditures of $3.6 million

•One-time expenditures of $8.6 million

•Shareholder Equity of $72.1 million up from ($8.8) million in 2020

•Total assets of $133 million up from $40.7 million in 2020

•Six new acquisitions: Vayu Aerospace, Alternative Labs, Thermal Dynamics, Identified Technologies, ElecJet, and RCA Commercial

•Total working capital grew to $14.0 million in 2021 from ($6.2) million in 2020

•Increased total inventory by $23.3 million up from $2.7 million in 2020

Kent Wilson, CEO of Alpine 4, had this to say: “With our business momentum growing and opportunities expanding at a rapid pace in 2022, we can look back at the foundation and infrastructure we created in 2021 as the inflection point where we will be able to support our growth for the next decade and beyond.  In 2021, we raised $77 million in cash, increased working capital by $20.2 million, reduced $19.1 of funded liabilities, invested $1.5 million in our R&D, increased our inventory by $23.3 million, and spent $37.3 million in cash towards six very purposeful subsidiaries that will be the backbone of our revenue over the next decade.”

Alpine 4 2021 Acquisitions with High Growth Potential

•Vayu Aerospace: Redefining Drone Innovation

◦Electrification of flight:  The incorporation of ElecJet’s AX-02 solid state batteries in to our G1 and US-2 airframes has already begun to transform how drones will be able to operate in our society.  With Vayu receiving strong RFQ’s for use cases in rail, freight, and surveillance, our customers are seeking solutions that need: longer flight duration, faster charging times (under 15 min) and airframes that can ensure safe flight in in urban areas.  Vayu Aerospace is leading its peers with cutting edge airframes, avionics hardware, autonomous flight software and solid-state power systems.   The company is currently capable of producing ten G1 airframes per month but can expand rapidly to thirty per month with minimal tooling expense.

•Identified Technologies:  High Resolution 3D Mapping and Software Analysis

◦Identified’s Hardware/software stack is based on 3D mapping and provides volumetrics, orthomosaics, with build vs as planned comparisons, as well as progress and cost forecasting analysis.

•RCA Commercial:

•RCAs rich history of innovative problem solving is the catalyst behind the full line of RCA commercial technologies that are designed to meet the unique needs of the lodging, healthcare, education, and other commercial markets, now and in the future.  RCA’s joint venture with ElecJet has opened the door for expansion of its product line to include Energy Storage Systems such as Powerwalls, Power Generators and Powerbanks.

•ElecJet:  The Future of Lithium Graphene Enhanced Batteries and Solid-State Batteries

◦A 1/2 GW Solid State Battery Factory is planned for the United States, with the ability to expand to 5 GWs as demand increases.:

◦At a 1/2 GW, ElecJet will be able to generate up to 4,500,000 million AX Class Solid State Batteries per year.

◦At 5 GW,  ElecJet will be able to generate up to 45,000,000 million AX Class Solid State Batteries per year.

◦The AX 31Ah Class of Batteries are Ceramic Oxide Solid State Batteries that are designed for energy dense applications that need a powerful battery solution.

◦The AX31Ah Battery Class has three subclasses, the AX-01, AX-02, and the GAX, with operating specifications of up to 4C charging. At a 4C rate of charge, the AX Class can charge in just over 15-minutes from 0% to 100%. Typical traditional liquid batteries charge between 1C, which equates to 1 hour and 2 hours at .5C.

◦The AX31Ah Class can also retain 80% of its capacity for over 2400 charging cycles. The AX Class was designed to be incorporated into a battery stack solution perfect for Powerwall, smaller ESS solutions, golf carts, and EV vehicles.

◦The AX 31-Class has energy densities between 600Wh/L and 700Wh/L, depending on the type of cell. Normal energy densities of current battery technology 200Wh/kg.

◦ElecJet currently has the AX 01 and AX 02 in production overseas and can produce up to 160,000 units per month.

◦In Fall 2022, Elecjet will begin producing an improved graphene enhanced AX version (called the GAX) that will exhibit an energy density of over +360 Wh/kg or 700Wh/L

•Alternative Laboratories

◦Alternative Labs a private label contract manufacturer of dietary and nutritional supplements offering the full cycle of product development from concept and design to manufacturing and on-time delivery.  As demand grows in the nutraceutical industry, Alt Labs has the capacity to meet this demand.   Company is current able to produce roughly $100 million worth of products out of its state of the art facility in Fort Myers, Fl.

Financial Measures That Supplement GAAP

Alpine 4 believes it is important for shareholders, stakeholders, and inventors to be presented with non-GAAP financial measures to evaluate performance and trends of the total company and its businesses. This includes adjustments in recent periods to GAAP financial measures to increase period-to-period comparability following actions to strengthen our overall financial position and how we manage our business.

Consolidated Company Results

	Twelve months ended December 31.
Dollars in thousands; per-share amounts in dollars, diluted	2021	2020	Year on Year
GAAP Metrics
Cash	$3,716	$278	$3,438
EPS	(0.12)	(0.06)	(0.06)
Revenues	51,641	33,454	18,187
Net Profit	(19,405)	(8,050)	(11,355)
EBITDA	(11,515)	(516)	(10,700)
Non-GAAP Metrics
Cash	$3,716	$278	$3,438
EPS	(0.05)	(0.05)	(0.00)
Revenues (a)	61,830	36,056	25,774
Net Profit (b)	(8,545)	(6,455)	(2,090)
EBITDA (c)	(655)	1,080	(1,735)

(a)Includes supply chain eliminations

(b)Excludes Insurance, loss on investments, non-operating benefit costs, loss on write offs (accounts receivables, inventory, intangible assets), and debt extinguishment and forgiveness)

(c) Excludes Insurance, interest and other financial charges, non-operating benefit costs, loss on investments, loss on write offs (accounts receivables, inventory, intangible assets), and debt extinguishment and forgiveness)

Results by Reporting Segment (GAAP)

The following segment discussions and variance explanations are intended to reflect management’s view of the relevant comparisons of financial results.

A4 Manufacturing

(in thousands)	Organic Growth 2021	2020	Year on Year	With Alt Labs 2021	2020	Year on Year
Revenues	$15,701	$12,603	24.6%	$27,375	$12,603	117.2%
Segment Gross Profit/(Loss)	$2,758	$2,776	(0.6%)	$6,508	$2,776	134.5%
Segment Profit/(Loss) Margin	17.6%	22.0%	(20.2%)	23.8%	22.0%	8.2%
Segment EBITDA	$2,821	($22)	12,698.0%	$1,172	($22)	5,334.90%

Quality Circuit Assembly had an organic revenue growth of $4.1 million which was an increase of 24.6% over 2020 this increase was primarily driven by increased demand from our EV customers.  The increase related to $11.7 million due to the acquisition of Alternative Laboratories in May 2021. The decline in organic margin was a function of supply chain issues and the Company expects margins to increase starting in Q2 2022.

A4 Defense Systems

(in thousands)	2021	2020	Year on Year
Revenues	$4,467	-	100%
Segment Gross Profit/(Loss)	$1,074	-	100%
Segment Profit/(Loss) Margin	24.0%	-	100%
Segment EBITDA	($78)	-	100%

In May 2021, the Company acquired Thermal Dynamics International (“TDI”). For the eight months TDI operated under Alpine 4, the Company recognized $4.5 million in revenues.   The Company expects margins to increase starting in Q2 2022.

A4 Technologies

(in thousands)	2021	2020	Year on Year
Revenues	$1,543	-	100%
Segment Gross Profit/(Loss)	$457	-	100%
Segment Profit/(Loss) Margin	29.6%	-	100%
Segment EBITDA	($79)	-	100%

In November 2021 and December 2021, the Company acquired ElecJet Corp. and RCA Commercial (DTI Services Limited Liability Company) (“RCA”), respectively. During this period ElecJet recognized $89 thousand in revenues while RCA recognized $1.5 million.

A4 Construction Services

	Year ended December 31
(in thousands)	2021	2020	Year on Year
Revenues	$17,995	$20,851	(13.7%)
Segment Gross Profit/(Loss)	($478)	$2,588	(118.5%)
Segment Profit/(Loss) Margin	(2.7%)	12.4%	(121.4%)
Segment EBITDA	($1,245)	$223	(658.0%)

For the year ended December 31, 2021, Construction Services saw an overall decline in operations. This decline was a function of material and labor price increase due to supply chain issues and labor shortages. In 2021, steel prices increased on average 200% on fixed contracted projects. Morris Sheet Metal Fort Wayne (MSM FW) recognized an increase in revenues of $4.6 million while Morris Sheet Metal South Bend (MSM SB) saw a decline in revenues of $4.0 million and Excel Fabrication saw a decline in revenues of $1.2 million. The Company expects margin compression to continue until Q3 2022.  The Company expects gross margin to rise to 17.4% by 2023

A4 Aerospace

	Year ended December 31
(in thousands)	2021	2020	Year on Year
Revenues	$260	-	100%
Segment Gross Profit/(Loss)	$138	-	100%
Segment Profit/(Loss) Margin	53.0%	-	100%
Segment EBITDA	($3,463)	-	100%

The Company acquired Vayu Aerospace in February of 2021 as a growth stage company.  Vayu had R&D expenditures, of $1.2 million and one-time expenses tied to the purchase of prior ownership’s restricted stock units (RSU’s) of $1.8 million. In October 2021 the Company acquired Identified Technologies (“ITC”). During the two full months of operations in 2021, ITC recognized revenues of $260 thousand at a gross margin of 53%.  In 2021 the company migrated all major electronic components away from Chinese based manufactures.

About Alpine 4 Holdings:  Alpine 4 Holdings, Inc. is a Nasdaq traded Holding Company (trading symbol: ALPP) that acquires business, wholly, that fit under one of several portfolios: Aerospace, Defense Services, Technology, Manufacturing or Construction Services as either a Driver, Stabilizer or Facilitator from Alpine 4's disruptive DSF business model. Alpine 4 works to vertically integrate the various subsidiaries with one another even if from different industries. Alpine 4 understands the nature of how technology and innovation can accentuate a business, focusing on how the adaptation of new technologies, even in brick-and-mortar businesses, can drive innovation. Alpine 4 also believes that its holdings should benefit synergistically from each other, have the ability to collaborate across varying industries, spawn new ideas, and create fertile ground for competitive advantages.

Four principles at the core of our business are Synergy. Innovation. Drive. Excellence.  At Alpine 4, we believe synergistic innovation drives excellence.  By anchoring these words to our combined experience and capabilities, we can aggressively pursue opportunities within and across vertical markets.  We deliver solutions that not only drive industry standards, but also increase value for our shareholders.

Contact: Investor Relations

investorrelations@alpine4.com

www.alpine4.com

Forward-Looking Statements: Certain statements and information in this press release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995.  The information disclosed in this press release is made as of the date hereof and reflects Alpine 4 most current assessment of its historical financial performance. Actual financial results filed with the SEC may differ from those contained herein due to timing delays between the date of this release and confirmation of final audit results.  These forward-looking statements are not guarantees of future performance and are subject to uncertainties and other factors that could cause actual results to differ materially from those expressed in the forward-looking statements including, without limitation, the risks, uncertainties, including the uncertainties surrounding the current market volatility, and other factors the Company identifies from time to time in its filings with the SEC.  Although Alpine 4 believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate and, as a result, the forward-looking statements based on those assumptions also could be incorrect. You should not place undue reliance on these forward-looking statements.  The forward-looking statements contained in this release are made as of the date hereof, and Alpine 4 disclaims any intention or obligation to update the forward-looking statements for subsequent events.

Other factors that may affect our businesses include global economic trends, competition and geopolitical risks, including changes in the rates of investment or economic growth in key markets we serve, or an escalation of sanctions, tariffs or other trade tensions between the U.S. and China or other countries, and related impacts on our businesses' global supply chains and strategies; market developments or customer actions that may affect demand and the financial performance of major industries and customers we serve, such as secular, cyclical and competitive pressures in our Technology, Construction and Manufacturing businesses; pricing, the timing of customer investment and other factors in these markets; demand for our products or other dynamics related to the COVID-19 pandemic; conditions in key geographic markets; and other shifts in the competitive landscape for our products and services; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation and the effects of tax law changes; our decisions about investments in research and development, and new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of actual or potential failures of our products or third-party products with which our products are integrated, and related reputational effects; the impact of potential information technology, cybersecurity, or data security breaches at Alpine 4, our subsidiaries or third parties; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as updated in our Quarterly Reports on Form 10-Q.

SOURCE: Alpine 4 Holdings, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpine 4 Holdings, Inc.

By:	/s/ Kent B. Wilson
Kent B. Wilson
Chief Executive Officer, President
(Principal Executive Officer)

Date: April 14, 2022